Exhibit 99.1

INVESTOR CONTACT:	Donald J. MacLeod	FOR IMMEDIATE RELEASE:
	(716) 842-5138	February 12, 2014

MEDIA CONTACT:	C. Michael Zabel
(716) 842-5385

M&T BANK CORPORATION ISSUES

REVISED 2013 RESULTS BASED ON LITIGATION SETTLEMENT

BUFFALO, NEW YORK — M&T Bank Corporation (“M&T”)(NYSE: MTB) today reported that on February 10, 2014 it reached a settlement in the previously disclosed matter of Mennen, et al v. Mennen, Wilmington Trust Company, et al that was scheduled for a trial to commence yesterday in the Delaware Chancery Court. Following that settlement, M&T recognized an increase to its reserve for litigation as of December 31, 2013 of $40 million that reduced net income from that which M&T reported on January 17, 2014 by $24 million. The impact on diluted earnings per common share was $.18 for each of the quarter and the year ended December 31, 2013.

The effect of this increased reserve on M&T’s financial information as of and for the three months and full-year ended December 31, 2013 is included in the accompanying tables.

M&T is a financial holding company headquartered in Buffalo, New York. M&T’s principal banking subsidiary, M&T Bank, operates banking offices in New York, Pennsylvania, Maryland, Virginia, West Virginia, Delaware and the District of Columbia. Trust-related services are provided by M&T’s Wilmington Trust-affiliated companies and by M&T Bank.

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M&T BANK CORPORATION

Impact on Previously Reported Financial Information

	Three months ended		Year ended
	December 31, 2013		December 31, 2013
Dollars in thousands, except per share	Initially Reported	As Revised	Initially Reported	As Revised
Other costs of operations	$261,422	301,422	$820,327	860,327
Income before income taxes	367,658	327,658	1,757,549	1,717,549
Applicable income taxes	121,936	106,236	594,769	579,069
Net income	245,722	221,422	1,162,780	1,138,480
Net income available to common shareholders	227,449	203,451	1,086,481	1,062,496
Diluted earnings per common share	1.74	1.56	8.38	8.20

	At December 31, 2013
	Initially Reported	As Revised
Other assets	$5,900,032	5,915,732
Accrued interest and other liabilities	1,328,922	1,368,922
Total shareholders’ equity	11,329,832	11,305,532
Tangible common equity to tangible assets ratio	8.42%	8.39%
Estimated Tier 1 common ratio	9.25%	9.22%
Estimated Common Equity Tier 1 ratio (Basel III)	9.01%	8.98%

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M&T BANK CORPORATION

Financial Highlights

Amounts in thousands,	Three months ended December 31			Year ended December 31
except per share	2013	2012	Change	2013	2012	Change
Performance

Net income	$221,422	296,193	-25%	$1,138,480	1,029,498	11%
Net income available to common shareholders	203,451	276,605	-26%	1,062,496	953,429	11%

Per common share:
Basic earnings	$1.57	2.18	-28%	$8.26	7.57	9%
Diluted earnings	1.56	2.16	-28%	8.20	7.54	9%
Cash dividends	$.70	.70	—	$2.80	2.80	—

Common shares outstanding:
Average - diluted (1)	130,464	127,800	2%	129,603	126,405	3%
Period end (2)	130,564	128,234	2%	130,564	128,234	2%

Return on (annualized):
Average total assets	1.03%	1.45%		1.36%	1.29%
Average common shareholders’ equity	7.99%	12.10%		10.93%	10.96%

Taxable-equivalent net interest income	$672,683	673,929	—	$2,698,200	2,624,907	3%

Yield on average earning assets	3.92%	4.17%		4.03%	4.22%
Cost of interest-bearing liabilities	.56%	.67%		.60%	.74%
Net interest spread	3.36%	3.50%		3.43%	3.48%
Contribution of interest-free funds	.20%	.24%		.22%	.25%
Net interest margin	3.56%	3.74%		3.65%	3.73%
Net charge-offs to average total net loans (annualized)	.26%	.27%		.28%	.30%

Net operating results (3)

Net operating income	$227,797	304,657	-25%	$1,174,635	1,072,510	10%
Diluted net operating earnings per common share	1.61	2.23	-28%	8.48	7.88	8%
Return on (annualized):
Average tangible assets	1.11%	1.56%		1.47%	1.40%
Average tangible common equity	12.67%	20.46%		17.79%	19.42%
Efficiency ratio	65.48%	53.63%		57.05%	56.19%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)	Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related gains and expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 6.

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M&T BANK CORPORATION

Condensed Consolidated Statement of Income

	Three months ended December 31			Year ended December 31
Dollars in thousands	2013	2012	Change	2013	2012	Change
Interest income	$734,466	745,353	-1%	$2,957,334	2,941,685	1%
Interest expense	67,982	77,931	-13	284,105	343,169	-17

Net interest income	666,484	667,422	—	2,673,229	2,598,516	3

Provision for credit losses	42,000	49,000	-14	185,000	204,000	-9

Net interest income after provision for credit losses	624,484	618,422	1	2,488,229	2,394,516	4

Other income
Mortgage banking revenues	82,169	116,546	-29	331,265	349,064	-5
Service charges on deposit accounts	110,436	112,364	-2	446,941	446,698	—
Trust income	125,876	116,915	8	496,008	471,852	5
Brokerage services income	15,807	14,872	6	65,647	59,059	11
Trading account and foreign exchange gains	13,690	10,356	32	40,828	35,634	15
Gain on bank investment securities	—	—	—	56,457	9	—
Other-than-temporary impairment losses recognized in earnings	—	(14,491)	—	(9,800)	(47,822)	—
Equity in earnings of Bayview Lending Group LLC	(6,136)	(4,941)	—	(16,126)	(21,511)	—
Other revenues from operations	104,404	101,543	3	453,985	374,287	21

Total other income	446,246	453,164	-2	1,865,205	1,667,270	12

Other expense
Salaries and employee benefits	336,159	323,010	4	1,355,178	1,314,540	3
Equipment and net occupancy	68,670	62,884	9	264,327	257,551	3
Printing, postage and supplies	8,808	10,417	-15	39,557	41,929	-6
Amortization of core deposit and other intangible assets	10,439	13,865	-25	46,912	60,631	-23
FDIC assessments	17,574	23,398	-25	69,584	101,110	-31
Other costs of operations	301,422	192,572	57	860,327	733,499	17

Total other expense	743,072	626,146	19	2,635,885	2,509,260	5

Income before income taxes	327,658	445,440	-26	1,717,549	1,552,526	11

Applicable income taxes	106,236	149,247	-29	579,069	523,028	11

Net income	$221,422	296,193	-25%	$1,138,480	1,029,498	11%

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M&T BANK CORPORATION

Condensed Consolidated Balance Sheet

	December 31
Dollars in thousands	2013	2012	Change

ASSETS

Cash and due from banks	$1,573,361	1,983,615	-21%

Interest-bearing deposits at banks	1,651,138	129,945	—

Federal funds sold and agreements to resell securities	99,573	3,000	—

Trading account assets	376,131	488,966	-23

Investment securities	8,796,497	6,074,361	45

Loans and leases:

Commercial, financial, etc	18,705,216	17,776,953	5
Real estate - commercial	26,148,208	25,993,790	1
Real estate - consumer	8,928,221	11,240,837	-21
Consumer	10,291,514	11,559,377	-11

Total loans and leases, net of unearned discount	64,073,159	66,570,957	-4
Less: allowance for credit losses	916,676	925,860	-1

Net loans and leases	63,156,483	65,645,097	-4

Goodwill	3,524,625	3,524,625	—

Core deposit and other intangible assets	68,851	115,763	-41

Other assets	5,915,732	5,043,431	17

Total assets	$85,162,391	83,008,803	3%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Noninterest-bearing deposits	$24,661,007	24,240,802	2%

Interest-bearing deposits	42,134,859	40,325,932	4

Deposits at Cayman Islands office	322,746	1,044,519	-69

Total deposits	67,118,612	65,611,253	2

Short-term borrowings	260,455	1,074,482	-76

Accrued interest and other liabilities	1,368,922	1,512,717	-10

Long-term borrowings	5,108,870	4,607,758	11

Total liabilities	73,856,859	72,806,210	1

Shareholders’ equity:

Preferred	881,500	872,500	1
Common (1)	10,424,032	9,330,093	12

Total shareholders’ equity	11,305,532	10,202,593	11

Total liabilities and shareholders’ equity	$85,162,391	83,008,803	3%

(1)	Reflects accumulated other comprehensive loss, net of applicable income tax effect, of $64.2 million at December 31, 2013 and $240.3 million at December 31, 2012.

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M&T BANK CORPORATION

Reconciliation of GAAP to Non-GAAP Measures

	Three months ended December 31		Year ended December 31
	2013	2012	2013	2012
Income statement data
In thousands, except per share
Net income
Net income	$221,422	296,193	$1,138,480	1,029,498
Amortization of core deposit and other intangible assets (1)	6,375	8,464	28,644	37,011
Merger-related expenses (1)	—	—	7,511	6,001

Net operating income	$227,797	304,657	$1,174,635	1,072,510

Earnings per common share
Diluted earnings per common share	$1.56	2.16	$8.20	7.54
Amortization of core deposit and other intangible assets (1)	.05	.07	.22	.29
Merger-related expenses (1)	—	—	.06	.05

Diluted net operating earnings per common share	$1.61	2.23	$8.48	7.88

Other expense
Other expense	$743,072	626,146	$2,635,885	2,509,260
Amortization of core deposit and other intangible assets	(10,439)	(13,865)	(46,912)	(60,631)
Merger-related expenses	—	—	(12,364)	(9,879)

Noninterest operating expense	$732,633	612,281	$2,576,609	2,438,750

Merger-related expenses
Salaries and employee benefits	$—	—	$836	4,997
Equipment and net occupancy	—	—	690	15
Printing, postage and supplies	—	—	1,825	—
Other costs of operations	—	—	9,013	4,867

Total	$—	—	$12,364	9,879

Efficiency ratio
Noninterest operating expense (numerator)	$732,633	612,281	$2,576,609	2,438,750

Taxable-equivalent net interest income	672,683	673,929	2,698,200	2,624,907
Other income	446,246	453,164	1,865,205	1,667,270
Less: Gain on bank investment securities	—	—	56,457	9
Net OTTI losses recognized in earnings	—	(14,491)	(9,800)	(47,822)

Denominator	$1,118,929	1,141,584	$4,516,748	4,339,990

Efficiency ratio	65.48%	53.63%	57.05%	56.19%

Balance sheet data
In millions
At end of quarter
Total assets
Total assets	$85,162	83,009
Goodwill	(3,525)	(3,525)
Core deposit and other intangible assets	(69)	(116)
Deferred taxes	21	34

Total tangible assets	$81,589	79,402

Total common equity
Total equity	$11,306	10,203
Preferred stock	(882)	(873)
Undeclared dividends - cumulative preferred stock	(3)	(3)

Common equity, net of undeclared cumulative preferred dividends	10,421	9,327
Goodwill	(3,525)	(3,525)
Core deposit and other intangible assets	(69)	(116)
Deferred taxes	21	34

Total tangible common equity	$6,848	5,720

(1)	After any related tax effect.

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